Contingencies and Commitments	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Contingencies and Commitments
Contingencies and Commitments

Note 18.    Contingencies and Commitments

Lawsuits and Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

Shareholder Class Action

On July 19, 2019, a purported class action, captioned Jose Pinto Claro Da Fonseca Miranda v. Ideanomics, Inc., was filed in the United States District Court for the Southern District of New York against the Company and certain of its current and former officers. While the Company believes that the Class Action is without merit and plans to vigorously defend itself against these claims, there can be no assurance that the Company will prevail in the lawsuits. The Company cannot currently estimate the possible loss or range of losses, if any, that it may experience in connection with these litigations.

Note 18.  Contingencies and Commitments

(a)  Operating Lease Commitment

The Company is committed to paying leased property costs related to our offices as follows:

Leased Property
Years ending December 31	Costs
2019	$1,728,670
2020	1,341,024
2021	1,202,496
2022	1,294,781
2023	1,343,668
Thereafter	2,587,280
Total	$9,497,919

(b)  Lawsuits and Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. As of December 31, 2018, there are no such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.